                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                June 19, 2003
              ------------------------------------------------
              Date of Report (Date of earliest event reported)



                    Emergency Filtration Products, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Nevada                       000_27421          87_0561647
----------------------------   -----------     -------------------
(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



175 Cassia Way, Suite A115, Henderson, Nevada                89014
----------------------------------------------             ----------
(Address of principal executive offices)                   (Zip Code)



                              (702) 558-5164
            --------------------------------------------------
            Registrant's telephone number, including area code

ITEM 1. Changes in Control of Registrant
----------------------------------------
N/A

ITEM 2. Acquisition or Disposition of Assets
--------------------------------------------
N/A

ITEM 3. Bankruptcy or Receivership
----------------------------------
N/A

ITEM 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------
On June 19, 2003, the Company engaged Piercy, Bowler, Taylor & Kern to act as its independent certified public accountant. Piercy, Bowler, Taylor & Kern replaces PricewaterhouseCoopers, LLP, who resigned on May 21, 2003.

The Company has not consulted with Piercy, Bowler, Taylor & Kern during the last two fiscal years ended December 31, 2002 and 2001 or during the subsequent interim reporting period from the last audit date of December 31, 2002, on either the application of accounting principles or the type of opinion Piercy, Bowler, Taylor & Kern might issue on the Company's financial statements.

ITEM 5. Other Events
--------------------
N/A

ITEM 6. Resignation of Registrant's Directors
---------------------------------------------
N/A

ITEM 7. Financial Statements and Exhibits
-----------------------------------------
N/A

SIGNATURES
----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 19, 2003

Emergency Filtration Products, Inc.

By:  /S/ Douglas K. Beplate
         Douglas K. Beplate, Chief Executive Officer